SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2002



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



            Delaware                1-12334              95-4114732
            --------                -------              ----------
   (State or other jurisdiction   (Commission           (IRS Employer
       of incorporation)          File Number)        Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Items

      SEPTEMBER 12, 2002 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA) today announced it has entered into agreements with a private lender to provide up to an aggregate amount of $675,000 to Fortune that will be collateralized by certain of the Company's oil and gas properties. The Company also provided an update on its discovery on its Yarrow Prospect and activities on its Curly Duck Prospect, each a part of its Texas Onshore Exploration Program.

New Financing
-------------

      The new financing is comprised of two separate credit facility components.

      Leasing and Seismic Revolving Credit Facility:
      ----------------------------------------------

      The first component is a $325,000 thirty-month revolving credit facility for the specific purpose of funding Fortune's share of leasing and seismic costs associated with its Texas Onshore Exploration Program. The Leasing and Seismic Revolving Credit Facility will bear interest at 10% on any outstanding principal balance. No principal payments will be required during the first twelve months except Fortune will reimburse portions of the seismic and leasing costs on a prospect by prospect basis as wells are drilled, such reimbursements will be used to reduce the facility. Any such principal reduction will be added back to the borrowing base for future prospect seismic and leasing costs. Beginning in October 2003, proportionate monthly principal reduction payments and interest will be required until the facility's expiration in March 2005. Fortune's interest in leases taken on new prospects will serve as collateral for this Leasing and Seismic Revolving Credit facility. On Friday August 30, 2002, Fortune withdrew the first $100,000 against this facility and forwarded it to its joint venture operating account for the Texas Onshore Exploration Program.

      Producing Property Credit Facility:
      -----------------------------------

      The second financing component is a separate $350,000 thirty-month credit facility secured by a majority of the Company's producing properties. This Producing Property Credit Facility will also bear interest at 10% and be payable interest only for the first six months. Thereafter, beginning on March 1, 2003, proportionate monthly principal reduction payments and interest are required over the following twenty-four month period through March 2005. Some of the producing properties being used to collateralize this new Producing Property Credit Facility had been collateralized to a $200,000 loan made to the Company by Barry Blank on May 14, 2002. On Thursday August 28, 2002, as part of this transaction, the new private lender acquired Mr. Blank's loan and collateral through an assignment under a transfer and endorsement agreement and repaid directly to Mr. Blank his principal balance of $200,000. The remaining balance of $150,000 available under the Producing Property Credit Facility was advanced to Fortune on August 30, 2002.

      In consideration for providing the credit facilities, Fortune also agreed to issue to the private lender an amount of three-year private warrants equal to the combined principal amounts of the credit facilities divided by the warrant exercise price of $0.35. As of August 30, 2002, Fortune issued 1,285,715 warrants for Fortune's total borrowings on the new credit facilities of $450,000. At closing on September 11, 2002, Fortune issued the balance of 642,857 warrants for the full $675,000 financial commitment. The warrants contain a redemption provision that if Fortune's stock price closes at $1.00 or more for 10 consecutive trading days, Fortune may redeem the warrants at $0.01 per warrant, provided the underlying shares have been registered.

Texas Onshore Exploration Program

      Yarrow Discovery:
      -----------------

      On August 16, 2002 Fortune announced a discovery well at its Yarrow Prospect containing approximately 15 feet of net pay in a natural gas zone. A potential 28 feet of additional pay may be present in four shallower zones. On September 5, 2002 testing operations were concluded on the lower 15 foot pay sand which conclusively confirmed the discovery. Operations are commencing to lay a 200' pipeline to connect the well to a local natural gas sales line.

      Curly Duck:
      -----------

      The Curly Duck Prospect commenced drilling on August 25, 2002 and reached its total depth on September 6, 2002. The well was logged on September 7, 2002 and was determined to be unproductive on September 9, 2002. Prior to commencing the drilling of the well, Fortune entered into an agreement with an industry partner to pay 100% of Fortune's drilling cost on the well in exchange for half of Fortune's 25% working interest. Therefore, Fortune had no drilling cost exposure in the Curly Duck prospect with a net investment of $35,000 in land and seismic costs for its 12.5% working interest.

      Continued Exploration:
      ----------------------

      The next prospect to be drilled in the Texas Onshore Exploration Program is Laurel. Operations to build the well site has commenced and drilling is expected to begin in the next few weeks.


Executives' Remarks

      "The new credit facilities provide Fortune with needed corporate capital, reduces certain short-term debt to more manageable long-term debt and insures longer-term capital is available for the foreseeable future for the leasing and seismic costs required under the terms of the Texas Onshore Exploration Program," said Mr. Tyrone J. Fairbanks, Fortune's Chairman and Chief Executive Officer. Mr. Ronald P. Nowak, Fortune's President and Chief Operating Officer added, "While Fortune was disappointed with the results at the Curly Duck Prospect, we mitigated our financial risks by farming out half of our interest in exchange for 100% of our drilling costs in the well. We remain very encouraged with our continuing exploration program and were very satisfied with the testing results at our Yarrow discovery."

      FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas. Certain statements in this news release regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. They are subject to various risks, such as operating hazards, drilling risks, and other uncertainties inherent in the business of exploring for, developing and producing oil and gas which may be beyond Fortune's control. For a discussion of the contingencies and uncertainties affecting future events and forward-looking statements, see Fortune's Annual Report on Form 10-KSB for the year ended December 31, 2001 and its quarterly reports on Form 10-QSB for the periods ended March 31, 2002 and June 30, 2002, as well as other filings with the Securities and Exchange Commission. There can be no assurance that Fortune will be successful in meeting its expectations.
                                  ************
                                           Company Contact:  Tyrone J. Fairbanks
                                                                Chairman and CEO
                                                                 (281)  872-1170
                                                     investor@fortunenatural.com

Item 7.  Financial Statements and Exhibits

         10.1 Credit Agreement dated September 13, 2002 by and between Fortune Natural Resources Corporation and EnerQuest Oil & Gas, L.L.C.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FORTUNE NATURAL RESOURCES CORPORATION



                           By: /s/ Tyrone J. Fairbanks
                               ---------------------------------
                               Tyrone J. Fairbanks
                               Chairman and Chief Executive Officer



Date:  September 17, 2002